Exhibit 10.1.d

GUARANTY EXTENSION

This Guaranty Extension is made and entered into as of September 11, 2003, by and between Great Plains Energy Incorporated (the "Guarantor") and Coral Power, L.L.C. (the "Creditor"), and, each a "Party" and collectively the "Parties".

Whereas, Guarantor issued a certain guaranty dated as of September 12, 2002 in favor of Creditor relating to certain agreements or contracts between Strategic Energy, L.L.C. ("Strategic") and the Creditor, which guaranty was amended by that certain First Amendment to Guaranty, Second Amendment to Guaranty, Third Amendment to Guaranty and Fourth Amendment to Guaranty dated as of March 7, 2003, May 9, 2003, May 30, 2003, and August 29, 2003, respectively (as so amended, the "Guaranty"), and

WHEREAS, the Guaranty provides for a specific termination date of September 11, 2003; and

WHEREAS, Guarantor is willing to extend the specific termination date of the Guaranty to September 10, 2004;

THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the receipt and sufficiency of which is acknowledged by Guarantor and Creditor, the Parties agree as follows

1.      Guarantee Extension. The second sentence of Section 9 of the Guarantee hereby is amended and restated to read in its entirety as follows:

This Guaranty shall terminate on the first to occur of (a) ten (10) days after Creditor receives written notice from Guarantor of such termination, (b) the full payment of all Obligations, and (c) September 10, 2004 (the "Termination Date").

2.      General. This Guaranty Extension shall be effective as of the date first above written. Except as specifically amended herein, the Guaranty shall remain in full force and effect in accordance with its terms, and the Guaranty, as amended hereby, is hereby ratified and confirmed.

In witness whereof, the Parties have signed this Guaranty Extension as of the date first written above.

                                          Great Plains Energy Incorporated
                                          /s/Andrea F. Bielsker
                                          Andrea F. Bielsker
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Treasurer

                                          Coral Power, L.L.C.
                                          By:_______________________________
                                          Name:_____________________________
                                          Title:______________________________